                  COMMON SHARES                                                            Shares
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001

                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE

                  The Shares represented by this certificate may not be                    THIS CERTIFICATE
                  owned or transferred, directly or indirectly, by or to (I) the           IS TRANSFERABLE IN
                  United States, or any state or political subdivision thereof,            BOSTON OR IN NEW YORK CITY
                  any foreign government, any international organiz or any
                  agency or instrumentality of any of the foregoing, (II)                  CUSIP
                  any organization (other than a farmer's cooperative                      SEE REVERSE FOR CERTAIN DEFINITIONS
                  described in ss. 521 of the Internal Revenue Code of 1988, as
                  amended (the "Code")) that is exempt from the tax imposed by
                  28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or
                  telephone cooperative described in ss. 1381(A)(2)(C) of
                  the Code.

                     BLACKROCK VIRGINIA MUNICIPAL BOND TRUST


         THIS CERTIFIES THAT




         IS THE OWNER OF

                  FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


         BlackRock Virginia Municipal Bond Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the
         Transfer Agent and Registrar.

                  Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY N.A.
                          (BOSTON)

BY                TRANSFER AGENT AND REGISTRAR


                                                              /s/ Anne Ackerley         /s/ Ralph L. Schlosstein
                       AUTHORIZED SIGNATURE                   SECRETARY                 PRESIDENT


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM      -   as tenants in common                UNIF GIFT MIN ACT--....................Custodian..............
         TEN ENT      -   as tenants by the entireties                                 (Cust)                     (Minor)
         JT TEN       -   as joint tenants with right
                          of survivorship and not as                             Act........................................
                          tenants in common                                                         (State)


                          Additional abbreviations may also be used though not in the above list.


For Value Received                 hereby sell, assign and transfer unto
                  -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                             (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


---------------------------------------------------------------------------------------------------------------------------

                                                           Common Shares of Beneficial Interest represented by the
-----------------------------------------------------------
within Certificate and do hereby irrevocably constitute and appoint

                                                           Attorney to transfer the said shares on the books of the within-
-----------------------------------------------------------
named Trust, with full power of substitution in the premises.


Dated
      -----------------------

                                      X
                                       ------------------------------------------------------------------------------------

                                      X
                                       ------------------------------------------------------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.



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